EXHIBIT 99.1




                          [Northern States Letterhead]
















                                                                   July 20, 2005

                        NORTHERN STATES FINANCIAL REPORTS
                       SECOND QUARTER NET INCOME INCREASE

                   LEASE POOLS BALANCE REDUCED BY $1.7 MILLION

         WAUKEGAN, IL, July 20, 2005 - Northern States Financial Corporation (Nasdaq: NSFC), holding company for the Bank of Waukegan and First State Bank of Round Lake, today reported that second quarter 2005 earnings were $.14 per share compared with $.06 per share for the same quarter last year. Earnings during the second quarter of 2005 were positively affected by a reduced provision to the allowance for loan and lease losses. The provision to the allowance for loan and lease losses during the second quarter of 2005 was $75,000 as compared with $2.3 million during the second quarter of 2004 when most of that period's provision had been allocated to nonperforming lease pools originated by Commercial Money Center that then totaled $11.3 million. A write-down of $1.1 million was taken during the second quarter of 2005 on other real estate owned to better reflect the current market value of those properties.

         At June 30, 2005 the Company's nonperforming assets were $19.9 million, decreasing $4.4 million from December 31, 2004. During the second quarter of 2005, the Company, as a part of a mediated settlement of bankruptcy litigation involving the lease pools originated by Commercial Money Center, received $1.7 million from the bankruptcy trustee, reducing the balance on the nonperforming lease pools to $9.6 million at June 30, 2005. The settlement allows the Company to proceed in its litigation against the sureties that issued surety bonds designed to provide the Company protection against losses from defaults on these lease pools. No assurance can be given as to what amount, if any, will ultimately be collected from the sureties.

         Assets of the Company remained stable at June 30, 2005, increasing slightly to $750.3 million from $749.6 million at December 31, 2004. Loans and leases decreased $34.7 million from December 31, 2004 due to paydowns of loans by borrowers and decreased loan demand. This decline in loans caused net interest income during the second quarter of 2005 to be $306,000 less than the same quarter of 2004. Deposits, at June 30, 2005, totaled $608.0 million as compared with $589.3 million at December 31, 2004.

                                                              NSFC Press Release
                                                                   July 20, 2005


         For the six months ended June 30, 2005, net income was $1,612,000, or $.38 per share, compared with $1,903,000, or $.44 per share, for the first half of 2004.

         On June 1, 2005 a cash dividend of $ .55 per share was paid to stockholders. Annualized, this represents a dividend yield of approximately 3.9 percent based on an average stock price of $28.26 per share in the second quarter of 2005.

         Northern States Financial Corporation is the holding company for the Bank of Waukegan, a full-service commercial bank founded in 1962 with six branches in Lake County, Illinois, and for the First State Bank of Round Lake, founded in 1949 with an additional two branches in Lake County, Illinois. Both banks serve the populations of northeastern Illinois and southeastern Wisconsin.

FORWARD-LOOKING INFORMATION

         Statements contained in this news release that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by the use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future. Factors that could have a material adverse effect on the operations and could affect the outlook or future prospects of the Company and its subsidiaries include, but are not limited to, the potential for further deterioration in the credit quality of the Company's loan and lease portfolios, uncertainty regarding the Company's ability to ultimately recover on the surety bonds relating to equipment lease pools and other loans currently on nonaccrual status, unanticipated changes in interest rates, general economic conditions, increasing regulatory compliance burdens or potential legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the Company's loan or investment portfolios, deposit flows, competition, demand for loan products and financial services in the Company's market area, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements.

                                                              NSFC Press Release
                                                                   July 20, 2005

                      NORTHERN STATES FINANCIAL CORPORATION
                              KEY PERFORMANCE DATA
                        ($ 000'S, EXCEPT PER SHARE DATA)


QUARTER ENDED JUNE 30,                             2005              2004
----------------------                             ----              ----
Net Income                                        $  587            $  242
Basic Earnings Per Share                           $0.14             $0.06
Return on Average Assets                             .31%              .12%
Return on Average Equity                            3.26%             1.29%
Efficiency Ratio                                   86.07%            62.39%
Yield on Interest
    Earning Assets                                  4.95%             4.22%
Cost of Interest
    Bearing Liabilities                             2.33%             1.47%
Net Interest Spread                                 2.62%             2.75%

SIX MONTHS ENDED JUNE 30,                          2005              2004
----------------------                             ----              ----
Net Income                                        $1,612            $1,903
Basic Earnings Per Share                           $ .38             $ .44
Return on Average Assets                             .43%              .48%
Return on Average Equity                            4.43%             5.00%
Efficiency Ratio                                   76.41%            60.19%
Yield on Interest
    Earning Assets                                  4.93%             4.24%
Cost of Interest
    Bearing Liabilities                             2.15%             1.46%
Net Interest Spread                                 2.78%             2.78%

                                                              NSFC Press Release
                                                                   July 20, 2005


                      NORTHERN STATES FINANCIAL CORPORATION
                              KEY PERFORMANCE DATA
                        ($ 000'S, EXCEPT PER SHARE DATA)


                                                      JUNE 30,          DEC. 31,
                                                       2005              2004
                                                       ----              ----

Total Assets                                          $750,348         $749,584
Loans and Leases                                       407,897          442,562
Total Deposits                                         607,972          589,344
Total Stockholders' Equity                              71,636           73,182
Nonperforming Loans and Leases                          15,011           19,474
Nonperforming Loans and Leases to
   Loans and Leases                                       3.68%            4.40%
Restructured Loans                                    $ 20,010         $ 10,673
Impaired Loans                                        $ 29,385         $ 29,887
Book Value per Share                                    $16.68           $17.04
Number of Shares Outstanding                         4,295,105        4,295,105



                      NORTHERN STATES FINANCIAL CORPORATION
                                DIVIDEND HISTORY


                         June 1          December 1          Total
                         ------          ----------          -----


         2000             $.43              $.47             $ .90
         2001              .48               .52              1.00
         2002              .53               .53              1.06
         2003              .54               .54              1.08
         2004              .55               .55              1.10
         2005              .55



FOR ADDITIONAL INFORMATION, CONTACT:
         FRED ABDULA, CHAIRMAN OF THE BOARD, (847) 244-6000 EXT. 238
Websites: www.bankofwaukegan.com
             www.nsfc.net

                                                              NSFC Press Release
                                                                   July 20, 2005


NORTHERN STATES FINANCIAL CORPORATION
-------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEETS
-------------------------------------
June 30, 2005 and December 31, 2004  (In thousands of dollars)(Unaudited)

                                                         June 30,   December 31,
      Assets                                               2005        2004
                                                           ----        ----

Cash and due from banks                                  $ 30,379    $ 20,292
Interest bearing deposits in financial institutions            97          75
Federal funds sold                                         34,873       8,932
                                                         --------    --------
   Total cash and cash equivalents                         65,349      29,299
Securities available for sale                             249,257     250,929
Loans and leases                                          407,897     442,562
Less: Allowance for loan and lease losses                  (8,008)     (7,812)
                                                         --------    --------
   Loans and leases, net                                  399,889     434,750
Federal Home Loan and Federal Reserve Bank stock            2,192       2,138
Office buildings and equipment, net                         9,388       9,313
Other real estate owned                                     4,911       4,802
Goodwill                                                    9,522       9,522
Core deposit intangible asset                               2,550       2,782
Accrued interest receivable                                 3,542       3,447
Other assets                                                3,748       2,602
                                                         --------    --------
   Total assets                                          $750,348    $749,584
                                                         ========    ========
      Liabilities and Stockholders' Equity
Liabilities
Deposits
   Demand - noninterest bearing                          $ 61,187    $ 61,907
   Interest bearing                                       546,785     527,437
                                                         --------    --------
      Total deposits                                      607,972     589,344
Securities sold under repurchase agreements                58,075      59,764
Federal funds purchased                                         0      15,000
Federal Home Loan Bank advances                             6,500       6,500
Advances from borrowers for taxes and insurance               963         906
Accrued interest payable and other liabilities              5,202       4,888
                                                         --------    --------
      Total liabilities                                   678,712     676,402
Stockholders' Equity
   Common stock                                             1,789       1,789
   Additional paid-in capital                              11,584      11,584
   Retained earnings                                       65,352      66,102
   Accumulated other comprehensive loss                    (2,429)     (1,633)
   Treasury stock, at cost                                 (4,660)     (4,660)
                                                         --------    --------
      Total stockholders' equity                           71,636      73,182
                                                         --------    --------
      Total liabilities and stockholders' equity         $750,348    $749,584
                                                         ========    ========

                                                              NSFC Press Release
                                                                   July 20, 2005


NORTHERN STATES FINANCIAL CORPORATION
-------------------------------------
CONSOLIDATED STATEMENTS OF INCOME
---------------------------------
Three and six months ended June 30, 2005 and 2004
(In thousands of dollars, except per share data) (Unaudited)

                                                  Three months ended                Six months ended
                                              June 30,         June 30,        June 30,         June 30,
                                                2005             2004            2005             2004
                                                ----             ----            ----             ----
Interest income
   Loans (including fee income)                $6,369           $5,728         $12,872          $11,379
   Securities
     Taxable                                    1,908            1,912           3,811            3,830
      Exempt from federal income tax               77               96             160              193
   Federal funds sold and other                   301               73             394              168
                                               ------           ------         -------          -------
      Total interest income                     8,655            7,809          17,237           15,570
                                               ------           ------         -------          -------
Interest expense
   Time deposits                                2,482            1,747           4,499            3,378
   Other deposits                                 630              387           1,169              764
   Other borrowings                               430              256             840              561
                                               ------           ------         -------          -------
      Total interest expense                    3,542            2,390           6,508            4,703
                                               ------           ------         -------          -------
Net interest income                             5,113            5,419          10,729           10,867
Provision for loan and lease losses                75            2,300             728            2,550
                                               ------           ------         -------          -------
Net interest income after provision for
   loan and lease losses                        5,038            3,119          10,001            8,317
                                               ------           ------         -------          -------
Noninterest income
   Service fees on deposits                       602              631           1,156            1,250
   Trust income                                   190              175             384              390
   Loss on sale of securities available
     for sale                                       0                0            (169)               0
   Other operating income                         319              307             609              539
                                               ------           ------         -------          -------
      Total noninterest income                  1,111            1,113           1,980            2,179
                                               ------           ------         -------          -------
Noninterest expense
   Salaries and employee benefits               2,222            2,141           4,472            4,257
   Occupancy and equipment, net                   525              490           1,033              955
   Data processing                                346              379             722              696
   Legal                                          102              181             174              349
   Audit and other professional                   303              137             616              278
   Amortization of intangibles                    116              116             232              232
   Write-down of other real estate owned        1,067                0           1,067                0
   Other operating expenses                       676              631           1,395            1,085
                                               ------           ------         -------          -------
      Total noninterest expense                 5,357            4,075           9,711            7,852
                                               ------           ------         -------          -------
Income before income taxes                        792              157           2,270            2,644
Provision for income taxes                        205              (85)            658              741
                                               ------           ------         -------          -------
Net income                                       $587             $242          $1,612           $1,903
                                               ======           ======         =======          =======

Earnings per share                              $0.14            $0.06           $0.38            $0.44